UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): May 21, 2012

PROTEA BIOSCIENCES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51474	20-2903252

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

955 Hartman Run Road

Morgantown, West Virginia 26507

(Address of principal executive offices)

(304) 292-2226

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Recent Sales of Unregistered Securities.

On May 21, 2012 (the “Closing Date”), Protea Biosciences Group, Inc. (the “Company”), in connection with the terms of a private placement offering (the “Offering”) of up to $6,000,000 of units (each a “Unit” and collectively, the “Units”), each Unit consisting of 50,000 shares of common stock, par value $0.0001 per share (the “Common Stock”) and warrants to purchase 25,000 shares of Common Stock (the “Warrants”), issued 3.5 Units consisting of an aggregate of 175,000 shares of Common Stock and Warrants to purchase an aggregate of 87,500 shares of Common Stock at a per Unit purchase price of $100,000 for aggregate gross proceeds equal to $350,000. The Warrants are exercisable at an exercise price of $2.25 per share any time after the date of issuance (the “Issue Date”) until the earlier of (i) a Qualified Public Offering (as defined below), or (ii) 5:00 p.m. Eastern time on the fifth anniversary of the Issue Date of the Warrant. The term “Qualified Public Offering” means the closing of a firm commitment underwritten offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the account of the Company in which (i) the net cash proceeds to the Company (after deduction of underwriting discounts and commissions) are at least $15,000,000 and (ii) the offering price of the Common Stock in the Qualified Public Offering is at least 200% of the exercise price set forth in the Warrant, as may be adjusted in accordance with the terms of the Warrant. The Units were issued to accredited investors in accordance with Rule 506 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), at a per Unit purchase price equal to $100,000. Through the Closing Date, the Company has raised gross proceeds in the Offering of $655,000 and the placement agent has received total cash compensation equal to $63,847.30 in connection with the Offering. The Company did not engage in any general advertisement or general solicitation in connection with the offering of the Units. The Units and the Common Stock and Warrants underlying the Units have not been registered under the Securities Act and may not be offered or sold in the United States absent registration under the Securities Act or a valid exemption from registration.

The above description of the Warrant is intended to be a summary only and is qualified in its entirety by the terms of the Warrant attached hereto as Exhibit 4.1 to this Current Report on Form 8-K.

Item 9.01.	Exhibits and Financial Statements

4.1.	Form of Warrant issued to investors in the Offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2012	PROTEA BIOSCIENCES GROUP, INC.

	By:	/s/ Stephen Turner
Stephen Turner
Chief Executive Officer